UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

Life Time Fitness, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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*** Exercise Your Right to Vote *** IMPORTANT NOTICE Regarding the Availability of Proxy Materials LIFE TIME FITNESS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: February 26, 2009 ,INC. Date April 23, 2009 Time: 1:00 PM CDT Location: Life Time Fitness, Inc. Corporate Office 2902 Corporate Place Chanhassen, MN 55317 BARCODE Return Address Line 1 Return Address Line 2 Return Address Line 351 MERCEDES MAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This is an overview only of the proxy materials. The materials you should review before you cast your vote are now available. You may view the proxy materials online or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Broadridge Internal Use Only Job# Envelope # Sequence # # of # Sequence #

E Before You Vote E How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How To View Online: Have the 12 Digit Control Number available (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: You can choose to receive a paper or an e-mail copy. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: I -800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. To facilitate timely delivery please make the request as instructed above on or before April 09, 2009 E How To Vote E Please Choose One of The Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote "For" the following. 1. Election of Directors Nominees 01 Bahram Akradi 02 Giles H. Bateman 03 Guy C. Jackson 04 Martha A. Morfitt 05 John B. Richards 06 Joseph S. Vassalluzzo The Board of Directors recommends you vote FOR the following proposal(s). 2 Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm 3 Approval of the amendment to our Amended and Restated Articles of Incorporation to increase the authorized shares of common stock from 50,000,000 shares to 75,000,000 shares 4 Approval of the amendment to our Amended and Restated 2004 Long-Term Incentive Plan to increase the number of shares available for issuance under the plan from 3,500,000 shares to 5,250,000 shares NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Reserved for Broadridge Internal Control Information Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job# Envelope # Sequence # # of # Sequence #